                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, THAT THE UNDERSIGNED HEREBY CONSTITUTES AND APPOINTS

EACH OF  H. ELAINE ZIAKAS, MARK D. BURI, BARBARA J. LAVERDI, DAVID S. SORCE  AND

THOMAS J. MULLIN, SIGNING SINGLY, THE UNDERSIGNED'S TRUE AND LAWFUL ATTORNEY-IN-

FACT TO:

(1) execute  for and on behalf of the undersigned, in the undersigned's capacity as  a  reporting  person under Section 16 of the Securities Exchange Act of 1934 and  the  rules  thereunder,  all  Forms  3,  4, and 5 (including any amendments thereto)  that  the undersigned may be required to file with the U.S. Securities and  Exchange  Commission  as  a  result  of  the  undersigned's ownership of or transactions in securities of Constellation Brands, Inc. (the "Company");

(2) do  and  perform any and all acts for and on behalf of the undersigned which may  be  necessary or desirable to complete and execute any such Form 3, 4, or 5

(including  any  amendments  thereto)  and timely file such form with the United

States  Securities  and  Exchange  Commission  and any stock exchange or similar authority; and

(3) take  any  other  action  of  any  type  whatsoever  in  connection with the foregoing  which, in the opinion of such attorney-in-fact, may be of benefit to,

in  the  best  interest  of,  or  legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant  to this Power of Attorney shall be in such form and shall contain  such  terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The  undersigned  hereby  grants  to  each  such attorney-in-fact full power and authority  to  do  and perform any and every act and thing whatsoever requisite,

necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could  do  if personally present, with full power of substitution or revocation,

hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute  or substitutes, shall lawfully do or cause to be done  by  virtue  of  this  Power  of  Attorney and the rights and powers herein granted.  The  undersigned acknowledges that the foregoing attorneys-in-fact, in serving  in  such  capacity at the request of the undersigned, are not assuming,

nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

The execution  of this Power of Attorney in no way revokes or rescinds any prior authorizations  or designations  given by  the undersigned  with respect  to the undersigned's  responsibilities  under  the  Securities  Exchange  Act  of 1934,

including,  but not limited to,  the execution  and filing  of Forms 3, 4, and 5

(including any amendments thereto)  that the undersigned may be required to file

with  the   U.S.  Securities  and  Exchange  Commission   as  a  result  of  the

undersigned's ownership of or transactions in securities of the Company.

This  Power  of  Attorney  shall  remain  in  full  force  and  effect until the undersigned  is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company,

unless  earlier  revoked by the undersigned in a signed writing delivered to the foregoing  attorneys-in-fact.

IN  WITNESS  WHEREOF,  the  undersigned  has caused this Power of Attorney to be executed as of this 5th day of August, 2009.

                    ----

                                           /s/ James A. Locke

                                           -------------------------------

                                           James A. Locke

WITNESS:

Signature:  /s/ Lenora M. Thomas

            ---------------------------

Name:       Lenora M. Thomas

            ---------------------------

Date:       August 5, 2009

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